Note 2: Going Concern Considerations	3 Months Ended
Jun. 30, 2012
Note 2: Going Concern Considerations:
Note 2: Going Concern Considerations

NOTE 2: GOING CONCERN CONSIDERATIONS

As of June 30, 2012, the Company has limited disposable cash and its revenues are not sufficient to, and cannot be projected to, cover operating expenses and expansion by the Company.  These factors raise substantial doubt as to the ability of the Company to continue as a going concern.  Management’s plans include attempting to raise funds from the public through a stock offering, and attempting to acquire additional producing interests in exchange for stock.  Management intends to make every effort to identify and develop sources of funds.  There is no assurance that Management will be successful. The Company could continue to operate at subsistence levels pending development of funding sources.